UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2015

Carey Watermark Investors 2 Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-196681	46-5765413
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 1, 2015, a wholly-owned subsidiary of Carey Watermark Investors 2 Incorporated (“CWI 2”) acquired a 50% interest in a joint venture owning the Marriott Sawgrass Golf & Spa from our affiliate Carey Watermark Investors Incorporated (“CWI 1”), which acquired 100% of the property in October 2014. The 511-room resort is located in Pointe Vedra Beach, Florida.  The joint venture’s total investment in the property is approximately $141.0 million, including debt and acquisition-related expenses. CWI 2’s investment in the property is approximately $70.5 million in the aggregate, including its allocated portion of debt and acquisition-related costs. CWI 2 is the managing member of the joint venture and the purchase price for its interest is 50% of CWI 1’s total equity investment. The equity portion of CWI 2’s investment was financed in full by a loan of $37.2 million from a subsidiary of W. P. Carey Inc., which is the ultimate parent of CWI 2’s advisor and holds an indirect interest in CWI 2, at a rate of LIBOR plus 1.1% and a maturity date of March 31, 2016.

$78.0 million in non-recourse debt financing was obtained by CWI 1 at the time of the initial acquisition in October 2014, of which $66.7 million has been drawn to date, with an annual interest rate effectively fixed at 4.0% and a maturity date of November 2019.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Amended and Restated Limited Liability Company Operating Agreement of CWI Sawgrass Holdings, LLC, by and between CWI OP, LP and CWI 2 OP, LP, dated as of April 1, 2015. A copy of the agreement is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a) and (b)

Pursuant to Items 9.01(a) and (b) of Form 8-K, the registrant hereby undertakes to file any financial statements required to be filed in response to Item 2.01 of Form 8-K through an amendment to this Report within 71 days after the date that this Report is filed.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Limited Liability Company Operating Agreement of CWI Sawgrass Holdings, LLC, by and between CWI OP, LP and CWI 2 OP, LP dated as of April 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors 2 Incorporated

Date: April 2, 2015	By:	/s/ Hisham A. Kader
Hisham A. Kader
Chief Financial Officer and
Chief Accounting Officer